AMENDMENT TO EXECUTIVE
                              EMPLOYMENT AGREEMENT

                            DATED SEPTEMBER 15, 1997

     Reference is made to the Executive Employment Agreement dated as of September 15, 1997 (the "Agreement") by and between J. Baker, Inc. and Stuart M. Glasser. Pursuant to paragraph 25 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

     1. Paragraph 7 of the Agreement is hereby amended by deleting the phrase "to and including the date immediately preceding the third anniversary of this Agreement" in the fourth line thereof and inserting in its place "ending on April 30, 2001."

     2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.


By:    /s/ Alan I. Weinstein              12/27/99
   -----------------------------          -----------
         Alan I. Weinstein                Date
         President and
         Chief Executive Officer




   /s/ Stuart M. Glasser                  12/23/99
--------------------------------          -----------
         Stuart M. Glasser                Date